Exhibit 99.1

CERTAIN HISTORICAL FINANCIAL INFORMATION
PRESENTED UNDER NEW FISCAL QUARTER END

This Exhibit 99.1 presents certain historical financial information of Greif, Inc. (the “Company”) for each of the reporting periods presented below in order to present such information aligned with the Company’s new fiscal quarters and reportable segment structure, as well as the presentation of the Containerboard Business as discontinued operations for all such quarters, as described in Item 7.01 of the Current Report on Form 8-K under which this Exhibit 99.1 is furnished (the “Form 8-K”). The information set forth in Item 7.01 of the Form 8-K is incorporated herein by reference. Capitalized terms used in this Exhibit 99.1 but not otherwise defined herein shall have the meaning ascribed to such terms in Item 7.01 of the Form 8-K.

The following table presents net sales, gross profit and operating profit by reportable segments, along with the non-GAAP financial measures of Adjusted EBITDA by reportable segments, for each of the 2025 quarterly periods indicated, which align with the new fiscal quarter end dates and reportable segments of the Company beginning in fiscal year 2026, as well as the presentation of the Containerboard Business as discontinued operations for all such quarters, as updated (as applicable) from the original presentation in the 2025 Earnings Releases. See below for the GAAP to non-GAAP reconciliation of the reportable segment EBITDA and Adjusted EBITDA to reportable segment operating profit.

GREIF, INC. AND SUBSIDIARY COMPANIES
FINANCIAL HIGHLIGHTS BY REPORTABLE SEGMENT
UNAUDITED

	Three Months Ended September 30,	Three Months Ended June 30,	Three Months Ended March 31,	Three Months Ended December 31,
(in millions)	2025	2025	2025	2024
Net sales:
Customized Polymer Solutions	$322.7	$337.9	$322.5	$294.4
Durable Metal Solutions	391.9	392.3	372.9	355.9
Sustainable Fiber Solutions	355.2	370.7	360.7	344.0
Innovative Closure Solutions	24.5	25.0	22.3	22.4
Total net sales	$1,094.3	$1,125.9	$1,078.4	$1,016.7
Gross profit:
Customized Polymer Solutions	$70.2	$70.9	$76.8	$58.6
Durable Metal Solutions	83.6	88.1	83.8	69.0
Sustainable Fiber Solutions	85.1	85.1	78.1	64.3
Innovative Closure Solutions	10.3	11.9	9.8	7.5
Total gross profit	$249.2	$256.0	$248.5	$199.4
Operating profit (loss):
Customized Polymer Solutions	$1.5	$8.4	$17.8	$1.1
Durable Metal Solutions	36.5	45.8	41.1	30.5
Sustainable Fiber Solutions	(5.6)	5.0	(2.2)	1.1
Innovative Closure Solutions	2.6	4.5	4.0	1.4
Total operating profit	$35.0	$63.7	$60.7	$34.1
Adjusted EBITDA(1):
Customized Polymer Solutions	$44.5	$37.1	$43.4	$28.5
Durable Metal Solutions	57.0	53.6	50.0	36.8
Sustainable Fiber Solutions	61.5	48.8	46.3	29.5
Innovative Closure Solutions	5.2	7.6	6.2	4.0
Total Adjusted EBITDA	$168.2	$147.1	$145.9	$98.8

(1) Adjusted EBITDA is defined as net income, plus interest expense, net, plus income tax (benefit) expense, plus other (income) expense, net, plus depreciation, depletion and amortization expense, plus acquisition and integration related costs, plus restructuring and other charges, plus non-cash asset impairment charges, plus (gain) loss on disposal of properties, plants and equipment, (gain) loss on disposal of businesses, net, plus other costs.

The following table presents a reconciliation of reportable segment net income to reportable Adjusted EBITDA for each of the 2025 quarterly periods indicated, which align with the new fiscal quarter end dates and reportable segments of the Company beginning in fiscal year 2026, as well as the presentation of the Containerboard Business as discontinued operations for all such quarters, as updated (as applicable) from the original presentation in the 2025 Earnings Releases.

GREIF, INC. AND SUBSIDIARY COMPANIES
GAAP TO NON-GAAP RECONCILIATION
CONSOLIDATED ADJUSTED EBITDA
UNAUDITED

	Three Months Ended September 30,	Three Months Ended June 30,	Three Months Ended March 31,	Three Months Ended December 31,
(in millions)	2025	2025	2025	2024
Net (loss) income	$(17.6)	$36.9	$25.1	$11.3
Plus: Interest expense, net	14.2	15.8	15.5	15.9
Plus: Income tax expense	31.3	10.0	20.0	6.8
Plus: Other expense, net	5.5	1.4	0.2	0.9
Plus: Equity earnings of unconsolidated affiliates, net of tax	1.6	(0.4)	(0.1)	(0.8)
Operating profit	$35.0	$63.7	$60.7	$34.1
Less: Equity earnings of unconsolidated affiliates, net of tax	1.6	(0.4)	(0.1)	(0.8)
Plus: Depreciation, depletion and amortization expense	59.2	58.0	57.1	58.5
Plus: Acquisition and integration related costs	2.1	2.0	1.3	2.8
Plus: Restructuring and other charges	34.9	18.0	9.1	3.3
Plus: Non-cash asset impairment charges	13.5	7.2	17.2	0.3
Plus: (Gain) loss on disposal of properties, plants and equipment, net	(3.7)	(3.5)	0.1	(2.4)
Plus: Loss on disposal of businesses, net	0.5	0.3	0.2	1.1
Plus: Other costs*	28.3	1.0	0.1	0.3
Adjusted EBITDA	$168.2	$147.1	$145.9	$98.8
*includes fiscal year-end change costs and share-based compensation impact of disposals of businesses

The following table presents a reconciliation of reportable segment operating profit to reportable Adjusted EBITDA for each of the 2025 periods indicated, which align with the new fiscal quarter end dates and reportable segments of the Company beginning in fiscal year 2026, as well as the presentation of the Containerboard Business as discontinued operations for all such quarters, as updated (as applicable) from the original presentation in the 2025 Earnings Releases.

GREIF, INC. AND SUBSIDIARY COMPANIES
GAAP TO NON-GAAP RECONCILIATION
REPORTABLE SEGMENT ADJUSTED EBITDA(2)
UNAUDITED

	Three Months Ended September 30,	Three Months Ended June 30,	Three Months Ended March 31,	Three Months Ended December 31,
(in millions)	2025	2025	2025	2024
Customized Polymer Solutions
Operating profit	$1.5	$8.4	$17.8	$1.1
Plus: Depreciation and amortization expense	24.1	24.0	22.9	23.0
Plus: Acquisition and integration related costs	2.1	2.0	1.3	2.8
Plus: Restructuring and other charges	6.3	2.6	0.6	1.1
Plus: Non-cash asset impairment charges	2.5	—	0.7	0.3
Plus: (Gain) loss on disposal of properties, plants and equipment, net	—	(0.2)	0.1	0.1
Plus: Other costs*	8.0	0.3	—	0.1
Adjusted EBITDA	$44.5	$37.1	$43.4	$28.5
Durable Metal Solutions
Operating profit	$36.5	$45.8	$41.1	$30.5
Plus: Depreciation and amortization expense	7.0	7.3	7.0	7.2
Plus: Restructuring and other charges	9.1	2.6	0.7	0.7
Plus: Non-cash asset impairment charges	—	0.1	2.1	—
Plus: Gain on disposal of properties, plants and equipment, net	(3.8)	(2.7)	(1.1)	(2.8)
Plus: Loss on disposal of businesses, net	—	0.3	0.2	1.1
Plus: Other costs*	8.2	0.2	—	0.1
Adjusted EBITDA	$57.0	$53.6	$50.0	$36.8
Sustainable Fiber Solutions
Operating (loss) profit	$(5.6)	$5.0	$(2.2)	$1.1
Plus: Depreciation, depletion and amortization expense	27.0	25.0	25.7	26.6
Plus: Restructuring and other charges	17.6	11.9	7.6	1.4
Plus: Non-cash asset impairment charges	11.0	7.1	14.0	—
Plus: (Gain) loss on disposal of properties, plants and equipment, net	—	(0.6)	1.1	0.3
Plus: Loss on disposal of businesses, net	0.5	—	—	—
Plus: Other costs*	11.0	0.4	0.1	0.1
Adjusted EBITDA	$61.5	$48.8	$46.3	$29.5
Innovative Closure Solutions
Operating profit	$2.6	$4.5	$4.0	$1.4
Less: Equity earnings of unconsolidated affiliates, net of tax	1.6	(0.4)	(0.1)	(0.8)
Plus: Depreciation and amortization expense	1.1	1.7	1.5	1.7
Plus: Restructuring and other charges	1.9	0.9	0.2	0.1
Plus: Non-cash asset impairment charges	—	—	0.4	—
Plus: Loss on disposal of properties, plants and equipment, net	0.1	—	—	—
Plus: Other costs*	1.1	0.1	—	—
Adjusted EBITDA	$5.2	$7.6	$6.2	$4.0
*includes fiscal year-end change costs and share-based compensation impact of disposals of businesses
(2) Adjusted EBITDA is defined as net income, plus interest expense, net, plus income tax (benefit) expense, plus other (income) expense, net, plus depreciation, depletion and amortization expense, plus acquisition and integration related costs, plus restructuring and other charges, plus non-cash asset impairment charges, plus (gain) loss on disposal of properties, plants and equipment, plus (gain) loss on disposal of businesses, net, plus other costs. However, because the Company does not calculate net income by segment, this table calculates adjusted EBITDA by segment with reference to operating profit by segment, which, as demonstrated in the table of consolidated adjusted EBITDA, is another method to achieve the same result.